UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 16, 2003

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street New York, New York	10004

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EX-99.1: PRESS RELEASE

Item 5. Other Events.

     On April 16, 2003, The Goldman Sachs Group, Inc. (the “Registrant”) announced that it had agreed to acquire El Paso Corporation’s interests in East Coast Power L.L.C., which owns the Linden cogeneration facility located in Linden, New Jersey. A copy of the press release of the Registrant containing this announcement is being filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

99.1	Press release of the Registrant, dated April 16, 2003, announcing the agreement to acquire El Paso Corporation’s interests in East Coast Power L.L.C.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: April 16, 2003	By:	/s/ Dan H. Jester

		Name:	Dan H. Jester
		Title:	Vice President and Deputy
Chief Financial Officer